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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

The following is a list of the Corporation's consolidated subsidiaries as of January 31, 2000. The Corporation owns, directly or indirectly, 100% of the voting securities of each subsidiary, unless noted otherwise and except for director's qualifying shares.

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NAME                                                                               STATE OR JURISDICTION
                                                                                   OF ORGANIZATION
Asia Data General Corp.                                                                 Delaware
Conley Corporation                                                                      Delaware
China Data General Corp.                                                                Delaware
CLARiiON Storage Systems, Inc.                                                          Delaware
D G Foreign Sales Corp.                                                                 Barbados
D.G. Venezuela, C.A.                                                                    Venezuela
Datagen, Inc.                                                                           Delaware
Data General AB                                                                         Sweden
Data General A.G.                                                                       Switzerland
Data General A/S                                                                        Denmark
Data General A/S                                                                        Norway
Data General Africa SARL                                                                Africa
Data General Argentina S.A.                                                             Argentina
Data General Australia Pty., Ltd.                                                       Australia
Data General Bahamas Limited                                                            Bahamas
Data General BVI Ltd.                                                                   British Virgin Island
Data General Canada                                                                     Canada
Data General Chile S.A.                                                                 Chile
Data General (Canada) Company                                                           Canada
Data General Computers Hungary Ltd.                                                     Hungary
Data General Computers Sdn Bhd                                                          Malaysia
Data General de Mexico S.A. de C.V.                                                     Mexico
Data General Del Peru, S.A.                                                             Peru
Data General do Brasil LTDA                                                             Brazil
Data General France S.A.S.                                                              France
Data General Gesellschaft mbH                                                           Austria
Data General GmbH                                                                       Germany
Data General Hong Kong Sales & Service Limited                                          Hong Kong
Data General Hong Kong, Limited                                                         Hong Kong
Data General International Inc.                                                         Delaware
Data General International Manufacturing Pte., Ltd.                                     Singapore
Data General International Sales Corp.                                                  Delaware
Data General Investment Corp.                                                           Delaware
Data General Ireland Limited                                                            Ireland
Data General Israel, Ltd.                                                               Israel
Data General Japan YK                                                                   Japan
Data General Korea Ltd.                                                                 Korea
Data General Latin America, Inc.                                                        Delaware
Data General Limited                                                                    United Kingdom
Data General Nederland BV                                                               The Netherlands
Data General New Zealand, Limited                                                       New Zealand
Data General Puerto Rico, Inc.                                                          Delaware
Data General S.A.                                                                       Belgium
Data General S.A.                                                                       Spain
Data General S.r.l.                                                                     Italy
Data General Singapore Pte.Ltd.                                                         Singapore
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


Data General South Africa (Proprietary) Limited                                         South Africa
Data General Systems (Thailand) Limited                                                 Thailand
Data General Technology (1990) Ltd.                                                     Israel
Data General Telecommunications, Inc.                                                   Delaware
Digital Computer Controls, Inc.                                                         Delaware
EMC (Benelux) B.V.                                                                      The Netherlands
EMC Computer Storage Systems (Israel) Ltd.                                              Israel
EMC Computer Storage Systems (Sales and Services) Ltd                                   Israel
EMC Computer Systems AG                                                                 Switzerland
EMC Computer Systems Argentina S.A.                                                     Argentina
EMC Computer-Systems A/S                                                                Denmark
EMC Computer-Systems AS                                                                 Norway
EMC Computer Systems Austria GmbH                                                       Austria
EMC Computer Systems (Benelux) B.V.                                                     The Netherlands
EMC Computer-Systems Brazil Ltda.                                                       Brazil
EMC Computer Systems California, Inc                                                    Delaware
EMC Computer-Systems Deutschland GmbH                                                   Germany
EMC Computer Systems (F.E.) Ltd.                                                        Hong Kong
EMC Computer Systems France S.A.                                                        France
EMC Computer-Systems Ireland Limited                                                    Ireland
EMC Computer Systems Italia S.p.A.                                                      Italy
EMC Computer-Systems OY                                                                 Finland
EMC Computer Systems Philippines, Inc.                                                  Philippines
EMC Computer Systems Poland                                                             Poland
EMC Computer Systems (S.A.) (Pty.) Ltd.                                                 South Africa
EMC Computer Systems (South Asia) Pte. Ltd.                                             Singapore
EMC Computer Systems Spain S.L.                                                         Spain
EMC Computer-Systems Svenska AB                                                         Sweden
EMC Computer Systems (U.K.) Limited                                                     United Kingdom
EMC Computer Systems Venezuela, S.A.                                                    Venezuela
EMC Corporation of Canada                                                               Canada
EMC Foreign Sales Corporation (F.S.C.)                                                  Barbados
EMC International Holdings, Inc.                                                        Delaware
EMC Japan K.K.*                                                                         Japan
EMC Securities Corporation                                                              Massachusetts
Epoch, Inc.                                                                             Delaware
General Risk Insurance Company Ltd. (DG)                                                Bermuda
Hankook EMC Computer Systems Chusik Hoesa                                               South Korea
M.C.I. Management and Computer Consulting Canada, Inc.                                  Canada
M.C.I. Management and Computer Consulting, Inc.                                         Canada
M.C.I. Management and Computer Consulting International, Inc.                           Canada
MCI S.A.                                                                                France
Management Consulting & Informatic Ltd.                                                 Israel
McDATA Asia Pacific Pte. Ltd.                                                           Singapore
McDATA Corporation**                                                                    Delaware
McDATA Holdings Corporation                                                             Delaware
McDATA International Inc.                                                               U.S. Virgin Islands
Millennia III, Inc.                                                                     Delaware
P2I                                                                                     France
Softworks, Inc.                                                                         Delaware
Terascape Software Inc.                                                                 Massachusetts
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* 95% owned by EMC Corporation.
** 81% owned by McDATA Holdings Corporation.